EVERGREEN EQUITY TRUST

                    200 Berkeley Street
                  Boston, Massachusetts 02116
                      (800) 633-2700

                       BALANCED FUNDS

             STATEMENT OF ADDITIONAL INFORMATION

          August 1, 1998; as amended August 11, 1998

           Evergreen Foundation Fund ("Foundation")
    Evergreen Tax Strategic Foundation Fund ("Tax Strategic")
      Evergreen American Retirement Fund ("American Retirement")
              Evergreen Balanced Fund ("Balanced")

                (Each a "Fund;" together, the "Funds")


          Each Fund is a series of an open-end management investment company known as Evergreen Equity Trust (the "Trust").



          This statement of additional information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Funds' prospectuses dated August 1, 1998, as supplemented from time to time. The Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of each Fund and one offering Class Y shares of each Fund. You may obtain these prospectuses from Evergreen Distributor, Inc.






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                                                 TABLE OF CONTENTS

INVESTMENT POLICIES
         Fundamental Investment Policies
         Additional Information on Securities and Investment Practices MANAGEMENT OF THE TRUST
PRINCIPAL HOLDERS OF FUND SHARES
INVESTMENT ADVISORY AND OTHER SERVICES
         Investment Advisors
         Investment Advisory Agreements
         Distributor
         Distribution Plans and Agreements
         Additional Service Providers
BROKERAGE
         Brokerage Commissions
         Selection of Brokers
         Simultaneous Transactions
TRUST ORGANIZATION
         Form of Organization
         Description of Shares
         Voting Rights
         Limitation of Trustees' Liability
PURCHASE,REDEMPTION  AND  PRICING  OF SHARES How the Funds  Offer  Shares to the
         Public Contingent Deferred Sales Charge Sales Charge Waivers or Reductions Exchanges Calculation of Net Asset Value Per Share ("NAV") Valuation of Portfolio Securities Shareholder Services
PRINCIPAL UNDERWRITER
ADDITIONAL TAX INFORMATION
         Requirements for Qualification as a Regulated Investment Company
         Taxes on Distributions
         Taxes on the Sale or Exchange of Fund Shares
         Other Tax Considerations
         Special Tax Considerations for Tax Strategic
FINANCIAL INFORMATION
         Expenses
         Brokerage Commissions Paid
         Computation of Class A Offering Price
         Performance
ADDITIONAL INFORMATION
APPENDIX A


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                       INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         To remain classified as a diversified investment company under the 1940 Act, a Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value , in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy: Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. A Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund may not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. A Fund may purchase securities

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on margin and engage in short sales to the extent permitted by applicable law.

         In addition to borrowing for temporary or emergency purposes, American Retirement intends to borrow for the purpose of leveraging.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay each Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect each Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. Each Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. Each Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. Each Fund may pay reasonable fees in connection with such loans.

         9.  Investments in Federally Tax-Exempt Securities (Tax Strategic)

         Tax Strategic will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission ("SEC") or its staff concerning investment in tax-exempt securities for funds with the words tax-exempt, tax free or municipal in their names.



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ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

         The investment objectives of each Fund and a description of the securities in which each Fund may invest are set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Funds.

U.S. Government Securities

     Each Fund may invest in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including issues of the U.S. Treasury. These securities are either backed by the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. government. Examples of such agencies are:

              (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

              (ii)  Farmers Home Administration;

              (iii) Federal Home Loan Banks;

              (iv)  Federal Home Loan Mortgage Corporation;

              (v)   Federal National Mortgage Association; and

              (vi)  Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association ("GNMA")

              The  Funds  may  invest  in  securities  issued  by  the  GNMA,  a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

              Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

              The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

              Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to same decline. In addition, these prepayments can cause a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

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Equity Securities

              The Funds may invest in equity securities consist primarily of common stocks and securities convertible into common stocks. Investing in common stocks, particularly those having growth characteristics, frequently involves greater risks (and possibly greater rewards) than investing in other types of securities. Common stock prices tend to be more volatile and companies having growth characteristics may sometimes be unproven.

              Investing in companies with medium market capitalizations involves greater risk than investing in larger companies. The stock prices of mid-cap companies can rise quickly and drop substantially in a short period of time. This volatility results from a number of factors, including reliance by these companies on relatively limited product lines, markets, and financial resources. These and other factors may make mid-cap companies more susceptible to setbacks or downturns.

              Investing in companies with small market capitalizations involves greater risk than investing in larger companies. Their stock prices can rise very quickly and drop dramatically in a short period of time. This volatility results from a number of factors, including reliance by these companies on limited product lines, markets, and financial and management resources. These and other factors may make small cap companies more susceptible to setbacks or downturns. These companies may experience higher rates of bankruptcy or other failures than larger companies. They may be more likely to be negatively affected by changes in management. In addition, the stock of small cap companies may be thinly traded.

Derivatives (Balanced and American Retirement)

              Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be standardized, exchange-traded contracts or customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

              There are four principal types of derivative instruments -- options, futures, forwards, and swaps -- from which virtually any type of derivative transaction can be created. Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities.

              The Funds can use derivatives to earn income, to enhance returns, to hedge or adjust the risk profile of the portfolio, in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. A Fund's use of derivatives for non-hedging purposes entails greater risks than if a Fund were to use derivatives solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to a Fund's shareholders.

              The Funds' investment advisor is not an aggressive user of derivatives with respect to the Funds. However, the Funds may take positions in those derivatives that are within their investment policies if, in the Advisor's (as hereinafter defined) judgment, this represents an effective response to current or anticipated market conditions. The Advisor's use of derivatives is subject to continuous risk assessment and control from the standpoint of the Funds' investment objective and policies. While the judicious use of derivatives by experienced investment managers, such as the Advisor, can be beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional

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investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in the Funds.

              Market Risk -- This is the general risk attendant to all investments that the value of a particular investment will decline or otherwise change in a way detrimental to the Funds' interest.

              Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Because derivatives are complex, a Fund and its Advisor must (1) maintain controls to monitor the transactions entered into, (2) assess the risk that a derivative adds to a Fund's portfolio and (3) forecast price, interest rate or currency exchange rate movements correctly.

              Credit Risk -- This is the risk that a Fund may lose money because the other party to a derivative (usually called a "counter party") failed to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counter party to each exchange-traded derivative, guarantees performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counter party to a privately negotiated derivative in evaluating potential credit risk.

              Liquidity Risk -- Liquidity risk is the possibility that a Fund will have difficulty buying or selling a particular instrument. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), a Fund may not be able to initiate a transaction or liquidate a position at an advantageous price.

              Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

              Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation and the inability of derivatives to correlate perfectly with underlying assets, rates, and indices. Many derivatives,  in particular  privately negotiated  derivatives,  are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counter parties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Options Transactions (Balanced and American Retirement)

              Writing Covered Options. A Fund may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. Writing a put option obligates a Fund during the term of the option to purchase the securities underlying the option at the exercise price if the option buyer exercises the option. A Fund also may write straddles (combinations of covered puts and calls on the same underlying security).

              A Fund may only write "covered" options. This means that while a Fund is obligated as the writer of a call option it will own the underlying securities subject to the option or, with call options on U.S.

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Treasury bills, it might own similar U.S. Treasury bills. If a Fund has written options against all of its securities that are available for writing options, the Fund may be unable to write additional options unless it sells some of its portfolio holdings to obtain new securities against which it can write options. If this were to occur, higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs may result. A Fund does not expect, however, that this will occur. A Fund will be considered "covered" with respect to a put option it writes if, while it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

              The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Fund receives a premium from writing a call or put option, which it retains whether or not the option is exercised. By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and, by writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

              Purchasing Options. A Fund may purchase put or call options, including put or call options for offsetting previously written put or call options of the same series. Once a Fund has written a covered option, it will continue to hold the segregated securities or assets until it effects a closing purchase transaction. If a Fund is unable to close the option position, it must hold the segregated securities or assets until the option expires or is exercised. An option position may be closed out only in a secondary market for an option of the same series. Although a Fund generally writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time, and, for some options, no secondary market may exist. In such event, effecting a closing transaction for a particular option might not be possible.

              Options on some securities are relatively new, and predicting how much trading interest there will be for such options is impossible. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could significantly impair a Fund's ability to use such options to achieve its investment objective.

              Options Trading Markets. A Fund trades in options that are generally listed on national securities exchanges, currently including the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Options on some securities are traded in the over-the-counter market, and may not be listed on any exchange. Options traded in the over-the- counter market involve a greater risk that the securities dealers participating in the transactions could fail to meet their obligations to a Fund.

              A Fund will include the premiums it has paid for the purchase of unlisted options and the value of securities used to cover options it has written for purposes of calculating whether the Fund has complied with its policies on illiquid securities.

Futures Transactions and Related Options Transactions (Balanced and American Retirement)

              A Fund may enter into financial futures contracts as a hedge against changes in prevailing levels of interest rates to seek relative stability of principal and to establish more definitely the effective return on securities held or intended to be acquired by the Fund or as a hedge against changes in the prices of securities held by the Fund or to be acquired by the Fund. A Fund's hedging may include sales of futures as an offset against the effect of expected increases in interest rates or securities prices and purchases of futures as an offset against the effect of expected declines in interest rates.

              For example, when a Fund anticipates a significant market or market sector advance, it will purchase a stock index futures contract as a hedge against not participating in such advance at a time when the Fund is not fully invested. The purchase of a futures contract serves as a temporary substitute for the

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purchase of individual securities which may then be purchased in an orderly fashion. As such purchases are made, an equivalent amount of index based futures contracts would be terminated by offsetting sales. In contrast, a Fund would sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's portfolio. To the extent that a Fund's portfolio changes in value in correlation with a given index, the sale of futures contracts on that index would substantially reduce the risk to the portfolio of a market decline or change in interest rates, and, by doing so, provide an alternative to the liquidation of the Fund's securities positions and the resulting transaction costs.

              A Fund intends to engage in options transactions which are related to financial futures contracts for hedging purposes and in connection with the hedging strategies described above.

              Although techniques other than sales and purchases of futures contracts and related options transactions could be used to reduce a Fund's exposure to interest rate and/or market fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts and related options transactions. While a Fund does not intend to take delivery of the instruments underlying futures contracts it holds, the Fund does not intend to engage in such futures contracts for speculation.

Futures Contracts (Balanced and American Retirement)

              Futures contracts are transactions in the commodities markets rather than in the securities markets. A futures contract creates an obligation by the seller to deliver to the buyer the commodity specified in the contract at a specified future time for a specified price. The futures contract creates an obligation by the buyer to accept delivery from the seller of the specified commodity at the specified future time for the specified price. In contrast, a spot transaction creates an immediate obligation for the seller to deliver and the buyer to accept delivery of and pay for an identified commodity. In general, futures contracts involve transactions in fungible goods such as wheat, coffee and soybeans. However, in the last decade an increasing number of futures contracts have been developed which specify financial instruments or financially based indexes as the underlying commodity.

              U.S. futures contracts are traded only on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are The Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the International Monetary Market (a division of the Chicago Mercantile Exchange), the New York Futures Exchange and the Kansas City Board of Trade. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin. A futures commission merchant ("Broker") effects each transaction in connection with futures contracts for a commission. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC") and National Futures Association ("NFA").

              Interest Rate Futures Contracts. The sale of an interest rate futures contract creates an obligation by a Fund, as seller, to deliver the type of financial instrument specified in the contract at a specified future time for a specified price. The purchase of an interest rate futures contract creates an obligation by a Fund, as purchaser, to accept delivery of the type of financial instrument specified at a specified future time for a specified price. The specific securities delivered or accepted, respectively, at settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

              Currently, interest rate futures contracts can be purchased or sold on 90-day U.S. Treasury bills, U.S. Treasury bonds, U.S. Treasury notes with maturities between 6 1/2 and 10 years, (GNMA) certificates, 90-day domestic bank certificates of deposit, 90-day commercial paper, and 90-day Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be

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authorized. The standard contract size is $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates, and $1,000,000 for the other designated contracts. While U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes and GNMA certificates are backed by the full faith and credit of the U.S. government, futures contracts in U.S. government securities are not obligations of the U.S. Treasury.

              Index Based Futures Contracts, Other Than Stock Index Based. It is expected that bond index and other financially based index futures contracts will be developed in the future. It is anticipated that such index based futures contracts will be structured in the same way as stock index futures contracts but will be measured by changes in interest rates, related indexes or other measures, such as the consumer price index. In the event that such futures contracts are developed, a Fund may sell interest rate index and other index based futures contracts to hedge against changes which are expected to affect the Fund's portfolio.

              The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, to initiate trading an amount of cash, cash equivalents, money market instruments, or U.S. Treasury bills equal to approximately 1 1/2% (up to 5%) of the contract amount must be deposited by a Fund with the Broker. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

              Subsequent payments, called variation margin, to the Broker and from the Broker, are made on a daily basis as the value of the underlying instrument or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as mark-to-market. For example, when a Fund has purchased a futures contract and the price of the underlying financial instrument or index has risen, that position will have increased in value, and a Fund will receive from the Broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the underlying financial instrument or index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the Broker. At any time prior to expiration of the futures contract, a Fund may elect to close the position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the Broker, and the Fund realizes a loss or gain.

              The Trust intends to enter into arrangements with its custodian and with Brokers to enable the initial margin of a Fund and any variation margin to be held in a segregated account by its custodian on behalf of the Broker.

              Although interest rate futures contracts by their terms call for actual delivery or acceptance of financial instruments, and index based futures contracts call for the delivery of cash equal to the difference between the closing value of the index on the expiration date of the contract and the price at which the futures contract is originally made, in most cases such futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by an offsetting transaction in which a Fund enters into a futures contract purchase for the same aggregate amount of the specific type of financial instrument or index and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by an offsetting transaction in which a Fund enters into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. If the purchase price exceeds the offsetting sale price the Fund realizes a loss. The amount of a Fund's gain or loss on any transaction is reduced or increased, respectively, by the amount of

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any transaction costs incurred by the Fund.

              As an example of an offsetting transaction, the contractual obligations arising from the sale of one contract of September U.S. Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e. on a specified date in September, the "delivery month") by the purchase of one contract of September U.S. Treasury bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to a Fund.

              There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms.

              Options on Financial Futures. A Fund may purchase call and put options on financial futures contracts and sell such options to terminate an existing position. Options on futures are similar to options on stocks except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. This amount represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and value of the futures contract.

              A Fund intends to use options on financial futures contracts in connection with hedging strategies. In the future the Fund may use such options for other purposes.

              Purchase of Put Options on Futures Contracts. The purchase of protective put options on financial futures contracts is analogous to the purchase of protective puts on individual stocks, where an absolute level of protection is sought below which no additional economic loss would be incurred by a Fund. Put options may be purchased to hedge a portfolio of stocks or debt instruments or a position in the futures contract upon which the put option is based.

              Purchase of Call Options on Futures Contracts. The purchase of call options on financial futures contracts represents a means of obtaining temporary exposure to market appreciation at limited risk. It is analogous to the purchase of a call option on an individual stock, which can be used as a substitute for a position in the stock itself. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying financial instrument or index itself, purchase of a call option may be less risky than the ownership of the interest rate or index based futures contract or the underlying securities. Call options on commodity futures contracts may be purchased to hedge against an interest rate increase or a market advance when a Fund is not fully invested.

              Use of New Investment Techniques Involving Financial Futures Contracts or Related Options. A Fund may employ new investment techniques involving financial futures contracts and related options. A Fund intends to take advantage of new techniques in these areas which may be developed from time to time and which are consistent with the Fund's investment objective. The Trust believes that no additional techniques have been identified for employment by a Fund in the foreseeable future other than those described above.



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              Limitations on Purchase and Sale of Futures Contracts and Related Options on Such Futures Contracts. A Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin deposits on such futures contracts, including any premiums paid for options on futures.

              A Fund intends that its futures contracts and related options transactions will be entered into for traditional hedging purposes. That is, futures contracts will be sold to protect against a decline in the price of securities that a Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. A Fund does not intend to enter into futures contracts for speculation.

              In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account and/or in a margin account with a Broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

              Risks of Futures Contracts. Financial futures contracts prices are volatile and are influenced, among other things, by changes in stock prices, market conditions, prevailing interest rates and anticipation of future stock prices, market movements or interest rate changes, all of which in turn are affected by economic conditions, such as government fiscal and monetary policies and actions, and national and international political and economic events.

              At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and for securities, including technical influences in futures contracts trading; and differences between the securities being hedged and the financial instruments and indexes underlying the standard futures contracts available for trading, in such respects as interest rate levels, maturities and creditworthiness of issuers, or identities of securities comprising the index and those in a Fund's portfolio. In addition, futures contract transactions involve the remote risk that a party may be unable to fulfill its obligations and that the amount of the obligation will be beyond the ability of the clearing broker to satisfy. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

              Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs. If the account was then closed out at a total decrease of 15% of the futures contract, it would result in a loss equal to 150% of the original margin deposit. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of entering into the futures contract, it had invested in the underlying financial instrument. Furthermore, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund will establish a segregated account in connection with its futures contracts which will hold cash or cash equivalents equal in value to the current value of the underlying instruments or indices less the margins on deposit.

              Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of

                                                       24202
unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

              Risks of Options on Futures Contracts. In addition to the risks described above for financial futures contracts, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. A Fund will not purchase options on any futures contract unless and until it believes that the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with the futures contracts. Compared to the use of futures contracts, the purchase of options on such futures involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to a Fund, even though the use of a futures contract would not, such as when there is no movement in the level of the futures contract.

Investment Company Securities

              Securities of other investment companies may be acquired by a Fund to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. However, a Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, polices and limitations as the Fund.

Repurchase Agreements

              A Fund may enter into repurchase agreements with entities that are registered U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the Fund's Advisor to be creditworthy. A repurchase agreement is an agreement by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

              The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. A Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Advisor

                                                       24202
to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements

              A Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

              The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

              When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Illiquid and Restricted Securities

              A Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

              A Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

              A   Fund   may   purchase   securities   on   a   when-issued   or
delayed-delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve the purchase of debt obligations with delivery and payment normally taking place within a month or more after the date of commitment to purchase. A Fund will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment.

              Segregated accounts will be established and a Fund will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

              Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those

                                                       24202
obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

              A Fund uses when-issued, delayed-delivery and forward commitment transactions to secure what it considers to be an advantageous price and yield at the time of purchase. When a Fund engages in when-issued, delayed-delivery and forward commitment transactions, it relies on the buyer or seller, as the case may be, to consummate the sale. If the buyer or seller fails to complete the sale, then the Fund may miss the opportunity to obtain the security at a favorable price or yield.

              Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has in a segregated account. When purchasing a security on a when-issued, delayed-delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments.

Foreign Currency Transactions

              As one way of managing exchange rate risk, a Fund may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency a Fund will deliver and receive when the contract is completed) is fixed when the Fund enters into the contract. A Fund usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. Each Fund intends to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Fund's advisor expects a decrease in the value of the currency in which the foreign security is denominated. Although a Fund will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Advisor's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. A Fund may also purchase and sell options related to foreign currencies in connection with hedging strategies.

Foreign Securities

              A Fund may invest in foreign securities or U.S. securities traded in foreign markets. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit, and investments in Canadian commercial paper, foreign securities and Europaper. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments; the possible imposition of withholding taxes on interest or other income; the possible seizure, nationalization, or expropriation of foreign deposits; the possible establishment of exchange controls; or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.



                                                       24202

Lower Rated Bonds (Balanced and American Retirement)

              Balanced and American Retirement may invest in high yield, high risk bonds, commonly known as "junk bonds." While investment in high yield, high risk bonds provides opportunities to maximize return over time, investors should be aware of the following risks associated with high yield, high risk bonds:

         (1) High yield, high risk bonds are rated below investment grade, i.e., BB or lower by Standard & Poor's Ratings Group ("S&P") or Ba or lower by Moody's Investors Service ("Moody's"). Securities so rated are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Balanced and American Retirement may also invest in unrated securities that, in their Advisor's judgment, offer comparable yields and risks as securities that are rated as low as D by S&P or Cby Moody's. It is possible for securities rated D or C-, respectively, to have defaulted on payments of principal and/or interest at the time of investment. (See Appendix A to this SAI for a description of these rating categories.) Balanced and American Retirement intend to invest in D rated debt only in cases when, in their Advisor's judgment, there is a distinct prospect of improvement in the issuer's financial position as a result of the completion of reorganization or otherwise.

         (2) The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

         (3) The value of high yield, high risk bonds may be more susceptible to real or perceived adverse economic, company or industry conditions and publicity than is the case for higher quality securities.

         (4) The value, of high yield, high risk bonds like that of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of below-investment grade bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to adverse or positive economic changes or individual corporate developments.

         (5) The secondary market for such securities may be less liquid at certain times than the secondary market for higher quality debt securities, which may adversely effect (1) the market price of the security, (2) a Fund's ability to dispose of particular issues and (3) a Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

         (6) Zero coupon bonds and payment-in-kind securities ("PIKs") involve additional special considerations. For example, zero coupon bonds pay no interest to holders prior to maturity of interest. PIKs are debt obligations that provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater fluctuation in value due to changes in interest rates than debt obligations that pay interest currently. Even though these investments do not pay current interest in cash, a Fund is, nonetheless, required by tax laws to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate investments in order to fulfill its intention to distribute substantially all of its net income as dividends. A Fund will not be able to purchase additional income producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result.

         An Advisor considers the ratings of S&P and Moody's assigned to various securities, but does not rely solely on these ratings because (1) S&P's and Moody's assigned ratings are based largely on historical

                                                       24202
financial data and may not accurately reflect the current financial outlook of companies; and (2) there can be large differences among the current financial conditions of issuers within the same category.

                                              MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen fund complex.



NAME                             POSITION WITH TRUST       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------  ------------------------- -----------------------------------------------------------------
Laurence B. Ashkin               Trustee                   Real estate developer and construction consultant;
(DOB: 2/2/28)                                              and President of Centrum Equities and Centrum
                                                           Properties, Inc.

Charles A. Austin III            Trustee                   Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                            former Director, Executive Vice President and
                                                           Treasurer, State Street Research & Management
                                                           Company (investment advice); Director, The Andover
                                                           Companies (Insurance); and Trustee, Arthritis
                                                           Foundation of New England


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                                                        15




NAME                             POSITION WITH TRUST       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------  ------------------------- -----------------------------------------------------------------
K. Dun Gifford                    Trustee                  Trustee,  Treasurer  and  Chairman of the Finance  Committee,
(DOB: 10/12/38)                                            Cambridge College;  Chairman Emeritus and Director,  American
                                                           Institute of Food and
                                                           Wine;   Chairman  and
                                                           President,    Oldways
                                                           Preservation      and
                                                           Exchange        Trust
                                                           (education);   former
                                                           Chairman    of    the
                                                           Board,  Director, and
                                                           Executive        Vice
                                                           President, The London
                                                           Harness      Company;
                                                           former       Managing
                                                           Partner,    Roscommon
                                                           Capital Corp.; former
                                                           Chief       Executive
                                                           Officer,      Gifford
                                                           Gifts of Fine  Foods;
                                                           and former Chair man,
                                                           Gifford,  Drescher  &
                                                           Associates
                                                           (environmental
                                                           consulting)

James S. Howell                  Chairman of the           Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                   Board of Trustees         the Carolinas; and former Vice President of Lance Inc.
                                                           (food manufacturing).

Leroy Keith, Jr.                 Trustee                   Chairman  of the Board and Chief  Executive  Officer,  Carson
(DOB: 2/14/39)                                             Products  Company;  Director of Phoenix Total Return Fund and
                                                           Equifax,        Inc.;
                                                           Trustee   of  Phoenix
                                                           Series Fund,  Phoenix
                                                           Multi-Portfolio Fund,
                                                           and The  Phoenix  Big
                                                           Edge Series Fund; and
                                                           former     President,
                                                           Morehouse College.

Gerald M. McDonnell              Trustee                   Sales Representative with Nucor-Yamoto, Inc. (steel
(DOB: 7/14/39)                                             producer).

Thomas L. McVerry                Trustee                   Former Vice President and Director of Rexham
(DOB: 8/2/39)                                              Corporation; and former Director of Carolina
                                                           Cooperative Federal Credit Union.

William Walt Pettit              Trustee                   Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson              Trustee                   Vice Chair and former Executive Vice President, DHR
(DOB: 9/14/41)                                             International, Inc. (executive recruitment); former
                                                           Senior Vice President, Boyden International Inc.
                                                           (executive recruitment); and Director, Commerce and
                                                           Industry Association of New Jersey, 411
                                                           International, Inc., and J&M Cumming Paper Co.

Russell A. Salton, III MD        Trustee                   Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                              Services; former Managed Health Care Consultant;
                                                           and former President, Primary Physician Care.

Michael S. Scofield              Trustee                   Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)


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                                                        16




NAME                             POSITION WITH TRUST       PRINCIPAL OCCUPATIONS FOR LAST FIVE YEARS
-------------------------------  ------------------------- -----------------------------------------------------------------
Richard J. Shima                 Trustee                   Former  Chairman,  Environmental  Warranty,  Inc.  (insurance
 (DOB: 8/11/39)                                            agency);   Executive  Consultant,   Drake  Beam  Morin,  Inc.
                                                           (executive
                                                           outplacement);
                                                           Director           of
                                                           Connecticut   Natural
                                                           Gas      Corporation,
                                                           Hartford    Hospital,
                                                           Old    State    House
                                                           Association,
                                                           Middlesex      Mutual
                                                           Assurance    Company,
                                                           and Enhance Financial
                                                           Services,       Inc.;
                                                           Chairman,   Board  of
                                                           Trustees,    Hartford
                                                           Graduate      Center;
                                                           Trustee,      Greater
                                                           Hartford YMCA; former
                                                           Director,        Vice
                                                           Chairman   and  Chief
                                                           Investment   Officer,
                                                           The         Travelers
                                                           Corporation;   former
                                                           Trustee,
                                                           Kingswood-Oxford
                                                           School;   and  former
                                                           Managing Director and
                                                           Consultant,   Russell
                                                           Miller, Inc.

William J. Tomko*                President and             Senior Vice President and Operations Executive,
(DOB: 8/30/58)                   Treasurer                 BISYS Fund Services.

Nimish S. Bhatt*                 Vice President and        Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)                    Assistant Treasurer       Assistant Vice President, Evergreen Asset
                                                           Management
                                                           Corp./First     Union
                                                           National Bank; former
                                                           Senior            Tax
                                                           Consulting/Acting
                                                           Manager,   Investment
                                                           Companies      Group,
                                                           Price Waterhouse LLP,
                                                           New York.

Bryan Haft*                      Vice President            Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                             Services.

D'Ray Moore*                     Secretary                 Vice President, Client Services, BISYS Fund Services.
(DOB: 3/30/59)

*Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8001



                                                       24202

Trustee Compensation

         Listed below is the Trustee compensation for the fiscal year ended March 31, 1998.


                                                 Aggregate
                                               Compensation                Total Compensation from Trust
Trustee                                         from Trust                       and Fund Complex
Laurence B. Ashkin                                $ 9,856                            $ 72,681
Charles A. Austin III (a)                          6,993                               49,297
Foster Bam                                         7,722                               53,236
K. Dun Gifford                                     6,468                               46,061
James S. Howell (b)                                12,072                             109,570
Robert J. Jeffries                                 2,167                               18,222
Leroy Keith Jr.                                    6,633                               46,461
Gerald M. McDonnell (c)                            10,718                              94,500
Thomas L. McVerry (d)                              10,825                              96,805
William Walt Pettit (e)                            9,700                               86,613
David M. Richardson                                6,927                               48,673
Russell A. Salton, III (f)                         10,424                              95,031
Michael S. Scofield                                10,835                              97,794
Richard J. Shima                                   8,681                               67,325

(a) Compensation from the Trust and from the Trust and Fund Complex include $1,049 and $7,395, respectively, payable in later years as deferred compensation.
(b) Compensation from the Trust and from the Trust and Fund Complex include $9,658 and $87,656, respectively, payable in later years as deferred compensation.
(c) Total compensation from the Trust and from the Trust and Fund Complex of $10,718 and $94,500, respectively, payable in later years as deferred compensation.
(d) Total compensation from the Trust and from the Trust and Fund Complex of $10,825 and $96,805, respectively, payable in later years as deferred compensation.
(e) Total compensation from the Trust and from the Trust and Fund Complex of $9,700 and $86,613, respectively, payable in later years as deferred compensation.
(g) Total compensation from the Trust and from the Trust and Fund Complex of $10,424 and $95,031, respectively, payable in later years as deferred compensation.

                                         PRINCIPAL HOLDERS OF FUND SHARES

         As of July 1, 1998, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding of any class of each Fund.

         Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record 5% or more of a class of each Fund's outstanding shares as of July 1, 1998.


Foundation Class A
None
Foundation Class B
None


                                                       24202

Foundation Class C
MLPF&S for the sole benefit of its customers
Attn: Fund Administration                                             26.21%
4800 Deer Lake Dr. East 2nd fl.
Jacksonville, FL 32246-6484
Foundation Class Y
First Union National Bank/EB/INT, Cash Account
Attn: Trust Operations Fund Group                                     10.43%
401 S. Tryon Street; 3rd Floor CMG 1151
Charlotte, NC 28202-1911
First Union National Bank/EB/INT, Reinvest Account
Attn: Trust Operations Fund Group                                     36.39%
401 S. Tryon Street;3rd Floor CMG 1151
Charlotte, NC 29202-1911 Mac & Co.
Aetna Retirement Services/Central Valuation Unit                      12.01%
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
AETNA Life Insurance
Life & Annuity/Central Valuation Unit                                 5.41%
Attn: Jackie Johnson, Conveyor TS31
151 Farminton Ave.
Hartford, CT 06156-0001
Charles Schwab & Co. Inc.
Special Custody Account fo r the Exclusive Benefit of Customers       6.46%
Reinvest Account Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
Tax Strategic Class A
None
Tax Strategic Class B
MLPF&S for the sole benefit of its customers
Attn: Fund Administration 97H99                                       10.52%
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484
Tax Strategic Class C
MLPF&S for the sole benefit of its customers
Attn: Fund Administration                                             29.86%
4800 Deer Lake Dr.,  East 2nd Fl.
Jacksonville, FL 32246-6484
Tax Strategic Class Y
Nola Maddox Falcone
70 Drake Rd.                                                          7.81%
Scarsdale, NY 10583-6447
First Union National Bank, EB/INT, Cash Account
Attn: Trust Operations Fund Group                                     7.79%
401 S. Tryon St. 3rd Floor CMG 1151
Charlotte, NC 28202-1911
Stephen A. Lieber
1210 Greacen Point Rd.                                                39.63%
Mamaroneck, NY 10543-4613


                                                       24202

First Union National Bank  EB/INT/ Cash Account
Attn: Trust Operations Fund Group                                     7.27%
401 S. Tryon St., 3rd Fl
Charlotte,  NC 28202-1911
American  Retirement Class A                                           None
American Retirement Class B                                            None
American  Retirement  Class  C                                         None
American  Retirement  Class Y
Charles Schwab & Co. Inc.
Special Custody Account FBO Exclusive Benefit of Customers            21.21%
Reinvest Account, Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
First Union National Bank/EB/INT, Reinvest Account
Attn: Trust Operations Fund Group                                     18.70%
401 S. Tryon Street, 3rd Fl., CMG 1151
Charlotte, NC 28202-1911
Balanced Class A
None
Balanced Class B
None
Balanced Class C
MLPF&S for the sole benefit of its customers
Attn: Fund Administration                                             15.72%
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484
FUBS & Co. FEBO
FUNB NC FBO Goldstein S. Bldg./Supply Loan Account                    5.81%
Attn: Frank Pierce Loan Ofcs.
P.O. Box 3008, 6th Fl.
Raleigh, NC 27602-3008
Donaldson Lufkin Jenrette
Securities Corporation Inc.                                           5.16%
P.O. Box 2052
Jersey City, NJ 07303-2052
State Street Bank and Trust Company
Rollover IRA FBO Rita E. Resina                                       6.77%
291 Minneford
Bronx, NY 10464-1421
Balanced Class Y
First Union National Bank
Trust Accounts/ Attn: Ginny Batten                                    65.77%
11th Floor CMG - 1151
301 S. Tryon St.
Charlotte, NC 28202-1910
First Union National Bank
Trust Accounts Attn: Ginny Batten                                     30.89%
11th Floor CMG - 1151
301 S. Tryon St.
Charlotte, NC 28202-1910


                                      INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORS

         Each Fund has its own investment advisor (the "Advisor"). Each Advisor is a direct or indirect subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

         Some of the Funds also have an investment subadvisor (the "Subadvisor"). Each Fund's Advisor and, if applicable, its Subadvisor, is discussed below, including a description of fees. For a summary of amounts paid by the Funds to their Advisor for the last three fiscal years see the section "Financial Information" below.

         Evergreen Asset Management Corp. ("Evergreen Asset"), 2500 Westchester Avenue, Purchase, New York 10577, is the Advisor to Foundation, Tax Strategic and American Retirement, each of which pays Evergreen Asset an annual percentage of its average daily net assets, as follows:

                           Agregate Net Asset Value of
              Management Fee                      the Shares of a Fund
         Foundation and Tax Strategic:
              0.875% of the first                    $750,000,000; and
              0.750% of the next                     $250,000,000; and
              0.700% of amounts over                 $1,000,000,000.

                          Aggregate Net Asset Value of
              Management Fee                       the Shares of a Fund
         American Retirement:
              0.75% of the first                     $750,000,000; and
              0.70% of amounts over                  $750,000,000.

         Keystone Investment Management Company ("Keystone"), 200 Berkeley Street, Boston, Massachusetts 02116, is the Advisor to Balanced.

         Balanced pays Keystone a fee for its services at the annual rate set forth below

                                     1.5% of Gross Dividend
                                     and Interest Income
Aggregate Net                        Plus Aggregate Net Asset Value
Management Fee                        of the Shares of the Fund
--------------                        ---------------------------
0.60% of the first                    $100,000,000; plus
0.55% of the next                     $100,000,000; plus
0.50% of the next                     $100,000,000; plus
0.45% of the next                     $100,000,000; plus
0.40% of the next                     $100,000,000; plus
0.35% of the next                     $500,000,000; plus
0.30% of amounts over                 $1,000,000,000.

              Keystone's fee is computed as of the close of business each business day and is payable monthly.


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Lieber & Company, 2500 Westchester Avenue, Purchase, New York 10577, is the Subadvisor to Foundation, Tax Strategic and American Retirement. Lieber &
Company is reimbursed by Evergreen Asset for the direct and indirect costs of providing subadvisory services to a Fund.

INVESTMENT ADVISORY AGREEMENTS

              On behalf of each of its Funds, the Trust has entered into an investment advisory agreement with each Advisor (the "Advisory Agreements"). Under each Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the Advisor furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Advisor, including, but not limited to: (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees of the Trust (Trustees who are not interested persons of the Fund, as defined in the 1940
Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (as applicable); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of such Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for such Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

              Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of a Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

              The Trust has adopted procedures pursuant to Rule 17a-7 under the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment advisor. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment advisor. The Funds may engage in such transactions if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

     Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125 W. 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

              Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class

                                                       24202

C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of a Fund's shares.

              Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of the Trust reports the amounts expended under the Plans for a Fund and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

              Each Advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

              Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that Class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

              The Plans permit the payment of fees to brokers and others for distribution and shareholder related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to a Fund and holders of Class A, Class B and Class C shares, and (ii) stimulate administrators to render administrative support services to a Fund and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as a Fund reasonably requests for its Class A, Class B and Class C shares.

              In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

              All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of a Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to a Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at

                                                       24202
any time by a majority vote of the holders of the outstanding voting securities of a Fund, voting separately by Class or by a majority vote of the Independent Trustees, or (ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, a Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

For a summary of distribution fees paid by the Funds for the last three fiscal years see "Financial Information" below.

ADDITIONAL SERVICE PROVIDERS

Administrator
              Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to the Funds, subject to the supervision and control of the Trust's Board of Trustees. EIS provides each Fund with facilities, equipment and personnel and is entitled to receive a fee from the Fund at a rate based on the total assets of all mutual funds advised by First Union subsidiaries, and for which EIS serves as administrator, as follows:


                                       Total assets of
Administrator Fee                     First Union subsidiaries
Foundation, Tax Strategic and American Retirement:

0.060% of the first                   $7 billion
0.0425% of the next                   $3 billion
0.035% of the next                    $5 billion
0.025% of the next                    $10 billion
0.019% of the next                    $5 billion
0.014% of amounts over                $30 billion

Aggregate Net                         Total assets of
Administrator Fee                     First Union subsidiaries
Balanced:

0.050% of the first                   $7 billion
0.035% of the next                    $3 billion
0.030% of the next                    $5 billion
0.020% of the next                    $10 billion
0.015% of the next                    $5 billion
0.010% of amounts over                $30 billion

Transfer Agent

              Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. ESC's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

              KPMG Peat Marwick LLP, is the Funds' independent auditor. The independent auditor audits the Funds' annual financial statements. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110.

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Custodian

     State Street Bank and Trust Company is the Funds' custodian. The custodian keeps custody of each Fund's securities and cash and performs other related duties. State Street Bank and Trust Company's address is P.O. Box 9021, Boston, Massachusetts 02205-9827.

Legal Counsel

     Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                                     BROKERAGE

              The Board of Trustees periodically reviews each Fund's brokerage policy. Due to future regulatory developments affecting the securities exchanges and brokerage practices, the Board of Trustees may modify or eliminate any of the following policies.

BROKERAGE COMMISSIONS

              Generally, a Fund expects to purchase and sell its equity securities through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

              A Fund expects to purchase and sell its fixed income securities through principal transactions directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

SELECTION OF BROKERS

              When buying and selling portfolio securities, each Advisor seeks brokers who can provide the most benefit to a Fund or Funds for which a trade is being made. When selecting a broker, an Advisor will primarily look for the best price at the lowest commission, but in the context of the broker's:

              1.  ability to provide the best net financial result to a Fund;
              2.  efficiency in handling trades;
              3.  ability to trade large blocks of securities;
              4.  readiness to handle difficult trades;
              5.  financial strength and stability; and
              6.  provision of "research  services,"  defined as (a) reports and
                  analyses  concerning  issuers,   industries,   securities  and
                  economic factors, and (b) other information useful in making investment decisions.

              A Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commission paid.

              Research services provided by a broker to an Advisor do not replace, but supplement, the services an Advisor is required to deliver to a Fund under the Advisory Agreement. It is impracticable for an Advisor to allocate the cost, value and specific application of such research services among its clients

                                                       24202
because research services intended for one client may indirectly benefit another. Under its Investment Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the 1934 Act. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to Balanced.

              The Trust's Board of Trustees has determined that the Funds may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

              Lieber & Company ("Lieber"), an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for Foundation, Tax Strategic and American Retirement effected on those exchanges.

              Under Section 11(a) of the Securities Exchange Act of 1934 (the "1934 Act"), as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation fro brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to Foundation, Tax Strategic and American Retirement with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, the Advisor will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to the firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

SIMULTANEOUS TRANSACTIONS

              An Advisor makes investment decisions for a Fund independently of decisions made for its other clients. When a security is suitable for the investment objective of more than one client, it may be prudent for an Advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. Each Advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Funds, but the ideal price or trading volume may not always be achieved for an individual Fund. In order to take advantage of the availablility of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

              For a summary of brokerage commission paid by the Funds for the last three fiscal years see "Financial Information" below.

                                                TRUST ORGANIZATION

FORM OF ORGANIZATION

              Each Fund is a series of an open-end management investment company, known as Evergreen Equity Trust. The Trust was formed as a Delaware business trust under an Agreement and Declaration of Trust dated September 18, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.


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DESCRIPTION OF SHARES

              The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

              Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

              After the initial meeting as described above, no further shareholder meetings for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

              The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                                    PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

              You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Class A Shares

              With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge equal to 4.75% of the offering price. (The prospectuses contain a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase. See "Contingent Deferred Sales Charge" below.

                                                       24202

Class B Shares

              The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:


REDEMPTION TIMING                                                                   CDSC RATE
Month of purchase and the first twelve-month
  period following the month of purchase                                            5.00%
Second twelve-month period following the month of purchase                          4.00%
Third twelve-month period following the month of purchase                           3.00%
Fourth twelve-month period following the month of purchase                          3.00%
Fifth twelve-month period following the month of purchase                           2.00%
Sixth twelve-month period following the month of purchase                           1.00%
Thereafter                                                                          0.00%

         Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC.)

Class C Shares

         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC of 1.00% on shares you redeem within 12 months after the month of your purchase. See "Contingent Deferred Sales Charge" below.

Class Y Shares

         No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset, (2) certain institutional investors and (3) investment advisory clients of First Union national Bank ("FUNB"), Evergreen Asset, Keystone, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

         A Funds charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, a Fund deducts the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. Upon request for redemption, to keep the CDSC a shareholder must pay as low as possible, a Fund will first seek to redeem shares not subject to the CDSC and/or shares held the longest, in that order. The CDSC on any redemption is, to the extent permitted by the National Association of Securities Dealers, Inc., paid to the Distributor or its predecessor.



                                                       24202

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

         With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in the Evergreen funds and take advantage of lower sales charges.

Combined Purchases

         You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

         You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

Letter of Intent

         You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

         The Funds may sell their shares at net asset value without an initial sales charge to:

         1.    purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3. institutional investors, which may include bank trust departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

                                                       24202

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor, has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

         With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers' written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by a Fund. The Funds will not charge any CDSC on redemptions by such purchasers.

Waiver of CDSC

         The Funds do not impose a CDSC when the shares you are redeeming represent:

         1.    an increase in the share value above the net cost of such shares;

         2. certain shares for which a Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

         3. shares that are in the accounts of a shareholder who has died or become disabled;

         4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

         5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

         6. shares in an account that a Fund has closed because the account has an aggregate net asset value of less than $1,000;

         7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.0% per month of your initial account balance;

         8. a withdrawal consisting of loan proceeds to a retirement plan participant;

         9.  a  financial   hardship   withdrawal  made  by  a  retirement  plan
participant;

         10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

         11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).



                                                       24202

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in the prospectuses. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectuses. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each class of shares of a Fund is calculated by dividing the value of a Fund's net assets attributable to that class by the number of all shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

         Current values for a Fund's portfolio securities are determined as follows:

         (1) An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         (2) Short-term investments with remaining maturities of sixty days or less are carried at amortized cost, which approximates market value.

               (3) Securities for which valuations are not available from an independent pricing service, including restricted securities, are valued at fair value according to procedures established by the Trust's Board of Trustees.

SHAREHOLDER SERVICES

         As described in the prospectuses, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                               PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain

                                                       24202
orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

         All subscriptions and sales of shares by the Distributor are at the public ofering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                         ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT
COMPANY

         Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to a regulated investment company (a "RIC") under the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible

                                                       24202
excise  tax will be  imposed  on a Fund to the  extent it does not meet  certain
distribution   requirements  by  the  end  of  each  calendar  year.  Each  Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in additional shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by a Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). A Fund will include dividends it receives from domestic corporations when it calculates its gross investment income. A Fund anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations. A Fund will inform shareholders of the amounts that so qualify.

         From time to time, a Fund will distribute the excess of its net long-term capital gains over its short-term capital losses to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. Each Fund will inform its shareholders of the portion, if any, of a long-term capital gain distribution which is subject to tax at the maximum 28% rate and the portion, if any, of a long term capital gain distribution which is subject to tax at the maximum 20% rate. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         Distributions by a Fund reduce its NAV. A distribution that reduces a Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before a Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

         All distributions, whether received in additional shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her tax advisor to determine the state and local tax implications of Fund distributions.

         If more than 50% of the value of a Fund's total assets at the end of a fiscal year is represented by securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that should be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

         Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss

                                                       24202
depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than eighteen months is generally subject to a maximum federal income tax rate of 20% for an individual. The maximum capital gains tax rate for capital assets held by an individual for more than twelve months but not more than eighteen months is generally 28%. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a sixty-one-day period beginning thirty days before and ending thirty days after he or she sold or exchanged the shares. The Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received capital gain dividends on such shares.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by a Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

SPECIAL TAX CONSIDERATIONS FOR TAX STRATEGIC

         With respect to Tax Strategic, to the extent that the Fund distributes exempt-interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisors before purchasing shares of Tax Strategic. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

         The percentage of the total dividends paid by Tax Strategic with respect to any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders of Tax Strategic receiving dividends with respect to such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend amount.

                                               FINANCIAL INFORMATION

EXPENSES

         The table below shows the total dollar amounts paid by each Fund for services rendered during the fiscal periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements" and "Purchase, Redemption and Pricing of Shares."

                                                       24202




                                               Class A           Class B           Class C
                                Advisory    Distribution  Distribution  Distribution  Class B       Class C
                                Fees        Fees          Fees          Fees          Service Fees  Service Fees
==============================  =========== ============= ============= ============= ============= ============
1998 Fund Expenses
                                            ============= ============= ============= ============= ============
Foundation                      $16,156,433 $695,844      $6,237,105    $274,265      $2,079,035    $91,422
Tax Strategic                   $1,451,786  $94,260       $734,118      $95,227       $244,706      $31,743
American Retirement             $1,350,506  $54,682       $870,882      $15,708       $290,294      $5,236
Balanced(d)                     $5,534,574  $611,968      $4,710,580    $907          $2,330,725    $303
1997 Fund Expenses

Expenses
------------------------------  ---------------------------------------------------------------------------
Foundation(a)                   $3,246,270  $135,502      $1,113,659    $51,839       $371,220      $17,280
Tax Strategic(a)                $143,945    $8,004        $62,195       $8,824        $20,732       $2,941
American Retirement(a)          $255,438    $7,950        $124,370      $2,995        $41,475       $998
Balanced                        $1,170,691  $26,750       $205,485      $710          $68,495       $237
1996 Fund Expenses
------------------------------  --------------

Foundation                      $11,140,780 $414,289      $3,487,899    $152,488      $1,162,633    $50,829
Tax Strategic                   $354,958(b) $16,426       $131,282      $16,493       $43,761       $5,498
------------------------------
American Retirement             $549,949(c) $14,426       $199,829      $5,713        $66,610       $1,904
------------------------------
Balanced                        $4,765,912  $107,023      $810,803      $1,883        $270,267      $628


(a) Foundation, Tax Strategic and American Retirement changed their fiscal year end from December 31 to March 31, effective March 31, 1997. The expenses at March 31, 1997 reflect a 3 month period.
(b) Of that amount $90,551 was waived by the Advisor. (c) Of that amount, $24,841 was waived by the Advisor.
(d) Balanced changed its fiscal year end from June 30 to March 31, effective March 31, 1998. The expenses at March 31, 1998 reflect a nine month period.

BROKERAGE COMMISSIONS PAID

         The table below shows (1) total amounts paid by each Fund in brokerage commissions and (2) brokerage commissions paid by each Fund to Lieber & Company, an affiliate of FUNB, during each of the fiscal periods specified.


                                             Fiscal Years Ended
              ------------------------------------------------------------------------------------
                       3/31/98             3 months ended 3/31/97              12/31/96
              --------------------------  ---------------------------   --------------------------
                 Total                       Total                         Total
               Brokerage  Commission       Brokerage   Commission        Brokerage  Commission
              Commission  Paid to Lieber  Commission   Paid to Lieber   Commission  Paid to Lieber

Fund:
Foundation     $486,478   $483,014         $83,153     $81,365           $689,724     $680,252
Tax Strategic   116,583    113,411          11,342      10,758             51,273       50,033
American
Retirement       89,819     80,739          14,549      11,925              55,581      51,579




COMPUTATION OF CLASS A OFFERING PRICE

         Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of Class A shares of each Fund. The example assumes a purchase aggregating less than $50,000 subject to the schedule of sales charges set forth in the Class A prospectus at a price based upon the NAV of each Fund's Class A shares as of March 31, 1998.


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                         Per Share                  Offering Price
Fund:                 Net Asset Value Sales Charge   Per Share
Foundation                 $20.44         $1.02        $21.46
Tax Strategic              $16.36         $0.82        $17.18
American Retirement        $16.70         $0.83        $17.53
Balanced                   $12.87         $0.64        $13.51

PERFORMANCE

Total Return

         Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of each period.

         The average annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 1998 are as follows:


                                                                             Ten Years
                                                                             or Since           Inception
Fund/Class                            One Year           Five Years          Inception             Date
Foundation
Class A                                27.52%                --               20.64%            01/03/95
Class B                                27.81%                --               20.92%            01/03/95
Class C                                31.81%                --               21.47%            01/03/95
Class Y                                34.12%              15.72%             17.83%            01/02/90
Tax Strategic
Class A                                18.49%                --               18.50%            01/17/95
Class B                                18.44%                --               19.15%            01/06/95
Class C                                22.49%                --               19.40%            03/03/95
Class Y                                24.73%                --               16.86%            11/02/93
American Retirement
Class A                                21.94%                --               18.07%            01/03/95
Class B                                22.06%                --               18.32%            01/03/95
Class C                                26.08%                --               18.97%            01/03/95
Class Y                                28.34%              13.59%             12.25%            03/14/88
Balanced
Class A                                  --                  --                2.28%            01/20/98
Class B                                21.77%              13.24%             12.29%            09/11/35
Class C                                  --                  --                5.58%            01/22/98
Class Y                                  --                  --                7.79%            01/26/98

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing a Fund's interest income (as defined in the SEC

                                                       24202
yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. The formula for calculating yield is as follows:

                                            YIELD = 2[(a-b/cd + 1)6-1]

Where a = Dividends and interest earned during the period b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends d = The maximum offering price per share on the last day of the period

         Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rates of distributions the Fund paid over the same period, or the net investment income reported in the Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in a Fund's investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield of Foundation, Tax Strategic, American Retirement and Balanced for the thirty-day period ended March 31, 1998 for each class of shares offered by the Funds is set forth in the table below:


                          Yield      Tax-Equivalent Yield                                  Yield           Tax-Equivalent Yield
                                                                   AMERICAN
FOUNDATION                                                        RETIREMENT
  Class A                 1.83%               N/A                   Class A                3.30%                   N/A
  Class B                 1.18%               N/A                   Class B                2.72%                   N/A
  Class C                 1.18%               N/A                   Class C                2.72%                   N/A
  Class Y                 2.17%               N/A                   Class Y                3.71%                   N/A


TAX                                                               BALANCED
STRATEGIC
  Class A                 1.95%                %                    Class A                2.76%                   N/A
  Class B                 1.31%                %                    Class B                2.16%                   N/A
  Class C                 1.31%                %                    Class C                2.16%                   N/A
  Class Y                 2.30%                %                    Class Y                3.15%                   N/A


Non-Standardized Performance


                                                       24202

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

General

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, or any other commonly quoted index of common stock prices. The Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average and the Russell 2000 Index are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Financial Statements

         The audited financial statements and the reports thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge from ESC by calling toll-free 1-800-633-2700 or by writing to ESC at P.O. Box 2121, Boston, Massachusetts 02106-2121.

                                              ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectuses or required by law, a Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

         No  dealer,  salesman  or  other  person  is  authorized  to  give  any information or to make any representation not contained in a Fund's prospectuses, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectuses and SAI omit certain information contained in the Trust's Registration Statement, which you may obtain for a fee from the SEC in Washington, D.C.



                                                       24202

                                                    APPENDIX A

S&P AND MOODY'S BOND RATINGS

S&P Bond Ratings

         An S&P bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         a. Likelihood of default and capacity and willingness of the obligor to make the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         PLUS (+) OR MINUS (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

         S&P bond ratings are as follows:

         a. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         b. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are

                                                       24202
outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Bond Ratings

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.



                                                       24202

MONEY MARKET INSTRUMENTS

         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1 by S&P or Prime-1 by Moody's or F-1 by Fitch IBCA Inc. ("Fitch"). If not rated, commercial paper will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's or AAA, AA or A by S&P or Fitch, or will be determined by a Fund's investment advisor to be of comparable quality.

A.       S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions as to the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

         a)   leading market positions in well-established industries;

         b)   high rates of return on funds employed;

         c) conservative capitalization structures with moderate reliance on debt and ample asset protection;

         d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

         e) well established access to a range of financial markets and assured sources of alternate liquidity.


                                                       24202

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

C.       Fitch Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2: Good Credit Quality. Issues assigned to this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D: Default. Issues assigned to this rating are in actual or imminent payment default.

     LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                       24202